                            SUPPLEMENT TO PROSPECTUS
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                              SEPARATE ACCOUNT TWO
                                DATED MAY 1, 1998

                                 EXCHANGE OFFER


EXCHANGE OFFER

     In the states of Maryland and Oregon, the contracts described in this Prospectus ("Old Contracts") may be issued in exchange for Venture Combination Fixed And Variable Annuity contracts ("New Contracts") issued by The Manufacturers Life Insurance Company of North America ("Manulife North America"), an affiliate of the issuer of the Old Contracts, The Manufacturers Life Insurance Company of America ("ManAmerica").

     The Company will permit an owner of an outstanding Old Contract to exchange the Old Contract for a New Contract without the imposition of a withdrawal charge at the time of exchange, except a possible market value adjustment as described below. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Old Contract was issued, and any purchase payment credited to the Old Contract will be deemed to have been credited to the New Contract on the date it was credited under the Old Contract. The death benefit under the New Contract on the date of its issue will be the contract value under the Old Contract on the date of exchange, and will "step up" annually thereafter as described in paragraph "5." below.

     Old Contract owners interested in a possible exchange should carefully review both the New Contract prospectus and the remainder of this Prospectus before deciding to make an exchange.

     AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF AN OLD CONTRACT. Further, under the Old Contracts, a market value adjustment may apply to any amounts transferred from a fixed investment account in connection with an exchange. (Reference should be made to the discussion of the market value adjustment under "Market Value Adjustment" in this prospectus.) The Company believes that an exchange as described above will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. The Company reserves the right to terminate this exchange offer or to vary its terms at any time.

                                    * * * *

     THE PRINCIPAL DIFFERENCES BETWEEN THE OLD CONTRACT AND THE NEW CONTRACT ARE AS FOLLOWS:

     1. NUMBER OF VARIABLE INVESTMENT OPTIONS

     The Old Contract has eight variable investment options whereas the New Contract has thirty five variable investment options.

     2. FIXED ACCOUNT INVESTMENT OPTIONS

     The Old Contract has a Guaranteed Interest Account as well as Fixed Accounts with guarantee periods ranging from 1 to 10 years whereas the New Contract offers four fixed account investment options: one, three and six year guaranteed investment accounts and a dollar cost averaging fixed investment account. The market value adjustment for the Old Contract Fixed Accounts is different from the market value charge for the New Contract fixed account investment options. The Old Contract adjustment and the New Contract charge both reduce the withdrawal amount when current interest rates are higher than the credited rate on the fixed investment although the magnitude of the adjustments may


                                                                 MAN.598(1)-Ven7
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differ due to differences in adjustment formulas. The Old Contract adjustment also provides upside potential, increasing the withdrawal value when current interest rates are lower than the fixed account credited rate. The New Contract charge does not provide this upside potential. See "Market Value Adjustment" in the Old Contract prospectus and "Fixed Account Investment Options" in the New Contract prospectus.

     3. SURRENDER CHARGES

     The surrender charges under the New Contract are lower than the Old Contract. The surrender charges under the Old Contract and the New Contract are as follows:

Old Contract                                         New Contract
------------                                         ------------

Number of Complete Years    Withdrawal Charge          Number of Complete Years   Withdrawal Charge
Purchase Payments In        Percentage                 Purchase Payments in       Percentage
Contract                                               Contract
0                           8%                         0                          6%
1                           8%                         1                          6%
2                           8%                         2                          5%
3                           6%                         3                          4%
4                           4%                         4                          3%
5                           2%                         5                          2%
6+                          0%                         6+                         0%



     4. SEPARATE ACCOUNT AND FIXED ACCOUNT EXPENSES; CONTRACT OWNER TRANSACTION EXPENSES

     The New Contract and the Old Contract have different separate account and fixed account annual expenses as well as different contract owner transaction expenses as noted in the chart below:

New Contract Separate Account Annual Expenses
---------------------------------------------
(as a percentage of average account value)

Separate Account Annual Expenses

Mortality and expense risk fees                        1.25%
Administration fee - asset based                       0.15%
                                                       ----
Total Separate Account Annual Expenses                 1.40%

New Contract Owner Transaction Expenses
---------------------------------------

Annual Administration Fee                             $30
Dollar Cost Averaging Charge                           none


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Old Contract Separate Account Annual Expenses
---------------------------------------------

Separate Account Annual Expenses

Mortality and Expense Risk Charge                                                     Annual Rate
                                                                                      -----------
          Charged daily as a percentage of average Variable Account Values*             0.80%
          Charged monthly as a percentage of the policy month-start
          Variable and Fixed Account Assets*                                            0.45%
                                                                                        ----
                                                                                        1.25%
Other Separate Account Expenses
         Charge for administration charged daily as a percentage of average
         Variable Account Values                                                        0.20%
                                                                                        -----
Total Separate Account Annual Expenses                                                  1.45%

Old Contract Owner Transaction Expenses
---------------------------------------

Record Keeping Charge                       $30**
Dollar Cost Averaging Charge
  (if selected and applicable)              $ 5***

*A mortality and expense risk charge of 0.80% per annum is deducted daily from separate account assets, and a mortality and expense risk charge of 0.45% per annum is deducted monthly from variable policy values and fixed account values.

**A record-keeping charge of 2% of the policy value up to a maximum of $30 is deducted during the accumulation period on the last day of a policy year. The charge is also deducted upon full surrender of a policy on a date other than the last day of a policy year.

***Transfers pursuant to the optional Dollar Cost Averaging program are free if policy value exceeds $15,000 at the time of the transfer, but otherwise incur a $5 charge.

     5. MINIMUM DEATH BENEFIT

     Differences Between the Minimum Death Benefit of Old Contract and the New Contract are as follows:

     Minimum Death Benefit for Old Contract

     Upon the occurrence of the death of the original policyowner, ManAmerica will compare the policy value to the Survivor Benefit Amount (described below) and, if the policy value is lower, ManAmerica will deposit sufficient funds into the Money-Market Variable Account to make the policy value equal the Survivor Benefit Amount. Any funds which ManAmerica deposits into the Money-Market Variable Account will not be deemed a purchase payment for purposes of calculating withdrawal charges.

     The Survivor Benefit Amount is calculated as follows: (1) when the policy is issued, the Survivor Benefit Amount is set equal to the initial purchase payment; (2) each time a purchase payment is made, the Survivor Benefit Amount is increased by the amount of the purchase payment; (3) each time a withdrawal is made, the Survivor Benefit Amount is reduced by the same percentage as the Gross Withdrawal Amount (withdrawal amounts prior to deduction of charges and any adjustment for applicable market value adjustments) bears to the policy value; (4) in jurisdictions where it is allowed, on every sixth policy anniversary ManAmerica will set the Survivor Benefit Amount to the greater of its current value or the policy value on that policy anniversary, provided the original contract owner is still alive and is not older than age 85.


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     Minimum Death Benefit for New Contracts

     The minimum death benefit during the first six contract years will be equal to the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at Manulife North America's Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. During any subsequent contract year period, the minimum death benefit will be the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at Manulife North America's Annuity Service Office, or (b) the minimum death benefit on the last day of the previous contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the greater of the contract value or the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with partial withdrawals on the date due proof of death and all required claim forms are received at Manulife North America's Annuity Service Office.

     6. ANNUITY PAYMENTS

     Annuity payments under the Old Contract will be made on a fixed basis only whereas annuity payments under the New Contract may be made on a fixed or variable basis or a combination of fixed and variable bases.

     7. ANNUITY VALUE GUARANTEE

     The Old Contract guarantees that, in those jurisdictions where permitted, under certain conditions the policy value available at the annuity commencement date will be the greater of the policy value or an amount reflecting the purchase payment and withdrawals made by the contract owner (the "Annuity Value Guarantee"). The New Contract does not have an Annuity Value Guarantee.

     8. ANNUITY PURCHASE RATES

     The annuity purchase rates guaranteed in the New Contract are based on the 1983 Table A projected at Scale G, assume births in year 1942 and reflect an assumed interest rate of 4% per year. The annuity purchase rates guaranteed in the Old Contract are based on the 1983 Individual Annuity Mortality Tables and an assumed interest rate of 3% per year.

                                     * * * *

     Contract owners who do not wish to exchange their Old Contracts for the New Contracts may continue to make purchase payments to their Old Contracts. Or, they can keep their Old Contracts and buy a New Contract to which to apply additional purchase payments.

     The above comparison does not take into account differences between the Old Contracts, as amended by qualified plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. Owners using their Old Contract in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of this prospectus and the New Contract prospectuses.

                  THE DATE OF THIS SUPPLEMENT IS MAY 1, 1998.

Man.598(1) - Ven 7


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